EXHIBIT 10.3
Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
Schedule Number 3003078500 v. 1.0
For Professional Services Governed by the
Master Agreement for U.S. Availability Services
Between
SunGard Availability Services LP and ATHENAHEALTH
Dated March 31, 2007

Schedule Reference Name: Business Continuity Program
Schedule Effective Date: July 1, 2009
SERVICES

The Services as described in the Statement of Work, Business Continuity Program (28124) dated 6/23/2009 (“SOW”) is attached hereto and made a part hereof. The total value for the Services for this SOW is $*, which is due and payable as follows:

Upon Schedule Effective Date	$*
One Month Following Schedule Effective Date	$*
At Project Completion	$*

CUSTOMER INFORMATION

BILL TO ADDRESS:	311 ARSENAL STREET, WATERTOWN, MA 02472 US DAVID ROBINSON
NOTIFICATION ADDRESS:	311 ARSENAL STREET, WATERTOWN, MA 02472 US DAVID ROBINSON
This Schedule is not subject to auto renewal and will terminate at the end of the agreed term.
By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Schedule and ratify the terms of the Master Agreement.

SUNGARD AVAILABILITY SERVICES LP		ATHENAHEALTH
By:	/s/ Christopher Coleman	By:	/s/ David E. Robinson

Print Name: Christopher Coleman		Print Name: David E. Robinson
Print Title: Vice President		Print Title: COO
Date Signed: 6/29/2009		Date Signed: 6/23/2009